UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

AUGUST 27, 2010

Date of Report (Date of Earliest Event Reported)

PGI ENERGY FUND I SERIES 2010, INC.

(Exact name of registrant as specified in its charter)

TEXAS	333-168524	27-1980622
(State or other jurisdiction of Identification)	(Commission File Number)	(IRS Employer No.)

7322 SOUTHWEST FRWY. STE. 1100, HOUSTON, TX. 77074

Address

(713)532-5649

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01.	Other Events

Public Notice Regarding Effectiveness of Registration Statement.

On August 24, 2010 PGI ENERGY FUND I SERIES 2010, Inc. (the “Company” or “PGI ENERGY”) Registration Statement on form S1 became effective by operation of law without comments from the Securities and Exchange Commission.

This filing hereby notifies the public that the SEC has some concerns about deficiencies in the S1 Registration Statement that need to be addressed. It is in the best interest of the public and the company to not sale any shares until these matters are resolved. Based upon recommendation from counsel the company will not offer or sale any shares of stock to the general public until after a Post-Effective Amended Registration Statement on Form S1 has been filed and the SEC has been given the opportunity to issue comments and those comments are cured to the satisfaction of SEC staff. The legal opinion from counsel is attached as an exhibit to this report.

Set forth below is a list of Exhibits included as part of this Current Report.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description

5.1	Legal Opinion dated August 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGI ENERGY FUND I SERIES 2010, INC. .

By:	/s/ MARCELLOUS S. MCZEAL
Name:	MARCELLOUS S. MCZEAL
Title:	Chief Executive Officer

Dated:	8/27/2010